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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2005

                              BROADVIEW MEDIA, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)


         0-8508                                                   41-0641789
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                              4455 West 77th Street
                          Minneapolis, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)

                         Telephone Number: 952-835-4455
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 1, 2005, Broadview Media, Inc., ( the "Company") entered into a Stock Exchange Agreement (the "Exchange Agreement") among the Company, C Square Educational Enterprises ("C Square"), which is a Utah corporation doing business as Utah Career College, a for-profit post-secondary institution, in West Jordan, Utah, Terry L. Myhre ("Myhre"), Roger C. Kuhl ("Kuhl") and two trusts established by Norman H. Winer (the "Winer Trusts"). Messrs. Myhre and Kuhl and the Winer Trusts (collectively, the "Sellers") were the owners of 100% of the issued and outstanding common stock of C Square. Pursuant to the Exchange Agreement, at the Closing thereunder (which also occurred on July 1, 2005), Sellers transferred all of their shares of C Square common stock to the Company in exchange for five million shares of the Company's common stock. Mr. Myhre is a major stockholder, a director, Chairman and Chief Executive Officer of the Company, and he also was the majority shareholder, and a director and officer of C Square.


ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         The Company's acquisition of C Square Educational Enterprises ("C Square") was completed on July 1, 2005. The consideration, consisting of five million unregistered shares of the Company's common stock, issued by the Company in such acquisition was the result of negotiations between the Sellers and the audit committee of the Company's board of directors. The information provided in
Item 1.01 is incorporated herein by reference.


ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         The information provided in Items 1.01 and 2.01 is incorporated herein by reference. The Company relied on Section 4(2) of the Securities Act of 1933 for exemption from securities registration requirements. The issuance was to only the four shareholders of C Square:


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired: The financial statements of C Square Educational Enterprises will be filed by amendment no later than September 19, 2005.

                  (b) Pro forma financial information: The pro-forma financial information will be filed by amendment no later than September 19, 2005.

                  (c)      Exhibits:

                           2.1 Stock Exchange Agreement dated July 1, 2005, among the Company, C Square Educational Enterprises, Terry Myhre, Roger Kuhl and two trusts established by Norman Winer.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 8, 2005

                                            BROADVIEW MEDIA, INC.


                                            By       /s/ H. Michael Blair
                                                --------------------------------
                                                     H. Michael Blair
                                                     Chief Financial Officer



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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              BROADVIEW MEDIA, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
July 1, 2005                                                              0-8508



EXHIBIT NO.      ITEM

   2.1 Stock Exchange Agreement dated July 1, 2005, among the Company, C Square Educational Enterprises, Terry Myhre, Roger Kuhl and two trusts established by Norman Winer